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                                                                   Exhibit 10.11

                        COMMON STOCK PURCHASE AGREEMENT
                        -------------------------------


     THIS COMMON STOCK PURCHASE AGREEMENT is made as of this 1st day of September, 1994, by and between NewCom, Inc., a Delaware corporation (the "Company"), and Aura Systems, Inc. (the "Purchaser").

     1.  Purchase of Shares.
         ------------------

     1.1  Purchase.  Purchaser hereby purchases, and the Company hereby sells to
          --------
Purchaser, 935.35 shares of the Company's Common Stock (the "Shares") at a purchase price of $1.00 per share (the "Purchase Price").

     1.2  Payment.  Concurrently with the execution of this Agreement, Purchaser
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shall pay the Purchase Price for the Shares either in cash or cash equivalent, or in other consideration acceptable to the Company. Purchaser shall also deliver to the Company any additional documents required by the Company as a condition for the purchase.

     1.3  Delivery of Certificates.  The certificates representing the Shares
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purchased hereunder shall be delivered to Purchaser concurrently with the execution of this Agreement.

     2.  Securities Law Compliance.
         -------------------------

     2.1  Exemption From Registration.  The Shares have not been registered
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under the Securities Act of 1933, as amended (the "1933 Act") and are being issued to Purchaser in reliance upon the exemption from such registration provided by Rule 701 of the Securities and Exchange Commission (the "Commission") for stock issuances under compensatory benefit arrangements such as this Agreement. Purchaser hereby acknowledges receipt of a copy of this Agreement.

     2.2  Restricted Securities.
          ---------------------

     (a) Purchaser hereby confirms that Purchaser has been informed that the Shares are restricted securities under the 1933 Act and may not be resold or transferred unless the Shares are first registered under the federal securities laws or unless an exemption from such registration is available. Accordingly, Purchaser hereby acknowledges that Purchaser is prepared to hold the Shares for an indefinite period and that Purchaser is aware that Rule 144 of the Commission issued under the 1933 Act is not presently available to exempt the sale of the Shares from the registration requirements of the 1933 Act.

     (b) Purchaser is aware of the adoption of Rule 144 by the Commission, promulgated under the 1933 Act, which permits limited public resales of securities acquired in a nonpublic offering, subject to the satisfaction of certain conditions.

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Purchaser understands that under Rule 144, the conditions include, among other things: the availability of certain current public information about the issuer, the resale occurring not fewer than two years after the party has purchased and paid for the securities to be sold, the sale being through a broker in an unsolicited "broker's transaction" and the amount of securities being sold during any three-month period not exceeding specified limitations. Purchaser acknowledges and understands that the Company may not be satisfying the current public information requirement of Rule 144 at the time Purchaser wishes to sell the Shares or other conditions under Rule 144 which are required of the Company. If so, Purchaser understands that he will be precluded from selling the securities under Rule 144 even if the two-year holding period of said Rule has been satisfied. Prior to acquisition of the Shares, Purchaser acquired sufficient information about the Company to reach an informed knowledgeable decision to acquire the Shares. Purchaser has such knowledge and experience in financial and business matters as to make him capable of evaluating the risks of the prospective investment and to make an informed investment decision. Purchaser is able to bear the economic risk of his or her investment in the Shares. Purchaser agrees not to make, without the prior written consent of the Company, any public offering or sale of the Shares although permitted to do so pursuant to Rule 144(k) promulgated under the 1933 Act, until the earlier of the date on which the Company effects its initial registered public offering pursuant to the 1933 Act or the date on which it becomes a registered company pursuant to section 12(g) of the Securities and Exchange Act of 1934.

     2.3  Disposition of Shares.  Purchaser hereby agrees that Purchaser shall
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make no disposition of the Shares (other than a permitted transfer under Section
4.1) unless and until Purchaser shall have complied with all requirements of this Agreement applicable to the disposition of the Shares.

     The Company shall not be required (i) to transfer on its books any Shares that have been sold or transferred in violation of the provisions of this
Article 2 nor (ii) to treat as the owner of the Shares, or otherwise to accord voting or dividend rights to, any transferee to whom the Shares have been transferred in contravention of this Agreement.

     2.4  Restrictive Legends.  In order to reflect the restrictions on the
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disposition of the Shares, the stock certificates for the Shares will be endorsed with restrictive legends, including one or both of the following legends:

          (a) "The securities represented by this certificate have not been registered or qualified under the Securities Act of 1933 or the securities laws of any state, and may be offered and sold only if registered and qualified pursuant to federal and state securities laws or if the Company is provided an opinion of coun-

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     sel satisfactory to the Company that registration and qualification under federal and state securities laws is not required."

          (b) If required by the authorities of any state in connection with the issuance of the Shares, the legend or legends required by such state authorities shall also be endorsed on all such certificates.

     3.  Miscellaneous Provisions.
         ------------------------

     3.1  Purchaser Undertaking.  Purchaser hereby agrees to take whatever
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additional action and execute whatever additional documents the Company may in its judgment deem necessary or advisable in order to carry out the obligations or restrictions imposed on Purchaser under this Agreement.

     3.2  Agreement Is Entire Contract.  This Agreement constitutes the entire
          ----------------------------
contract between the parties hereto with regard to the subject matter hereof.

     3.3  Governing Law.  This Agreement shall be governed by, and construed in
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accordance with, the laws of the State of California, as such laws are applied to contracts entered into and performed in such State.

     3.4  Counterparts.  This Agreement may be executed in counterparts, each of
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which shall be deemed to be an original, but all of which together shall constitute one and the same instrument.

     3.5  Successors and Assigns.  The provisions of this Agreement shall inure
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to the benefit of, and be binding upon, the Company and its successors and assigns and Purchaser and Purchaser's legal representatives, heirs, legatees, distributees, assigns and transferees by operation of law, whether or not any such person shall have become a party to this Agreement and have agreed in writing to join herein and be bound by the terms and conditions hereof.

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     IN WITNESS WHEREOF, the parties have executed this Agreement on the day and year first indicated above.

                               NEWCOM, INC.



                               By _________________________________

                               Address  2488 Townsgate Road, Unit C
                                        ---------------------------
                                        Westlake Village
                                        ---------------------------
                                        California  91361
                                        ---------------------------


                               AURA SYSTEMS, INC.



                               ------------------------------------
                                            Signature

                               ------------------------------------
                                            Print Name

                               ------------------------------------
                                            Title

                               Address  31166 Via Colinas
                                        ---------------------------
                                        Westlake Village
                                        ---------------------------
                                        California  91362
                                        ---------------------------

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